EXHIBIT 32.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF

UCDP FINANCE, INC.

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report of UCDP Finance, Inc. (the “Company”) on Form 10-Q for the period ending March 30, 2008 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Sprouls certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 8, 2008

By:	/s/ JOHN R. SPROULS
John R. Sprouls
President (Principal Executive Officer)

30